UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOLENO THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

SOLENO THERAPEUTICS, INC.

To Be Held On:

June 5, 2025 at 8:00 a.m. PDT

virtually at https://web.lumiconnect.com/292724912

Meeting ID: 227 190 0058 - Passcode: soleno2025

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/18/25.

Please visit http://www.astproxyportal.com/ast/26959/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)

E-MAIL: help@equiniti.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: You may vote your shares by attending the virtual Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1. To elect two Class II directors to each serve until the 2028 Annual Meeting of stock-holders or until his successor is duly elected and qualified;	2. To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

NOMINEES: Anish Bhatnagar, M.D. William G. Harris	3. Transact any other business as may properly come before the meeting or any postponement or adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

Please note that you cannot use this notice to vote by mail.

0

SOLENO THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF SOLENO THERAPEUTICS, INC.

The undersigned hereby appoints James Mackaness and Jesse Schumaker, or either of them as proxies and attorneys-in-fact of the undersigned, with the power of substitution, and hereby authorizes them to represent and vote all shares of common stock of Soleno Therapeutics, Inc. (the “Company”) standing in the name of the undersigned on April 15, 2025, with all powers which the undersigned would possess if present at the 2025 Annual Meeting of Stockholders of the Company to be held on June 5, 2025 or at any adjournment or postponement thereof.

Virtual Meeting will be at 8:00 a.m. Pacific Time on Thursday, June 5, 2025.

https://web. lumiconnect.com/292724912

Passcode: soleno2025

(Continued and to be signed on the reverse side)

1.1	14475

Your Vote Counts!
SOLENO THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 04, 2025 11:59 PM ET

Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735

Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717
30#

FLASHID-JOB#

You invested in SOLENO THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2025.

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*

If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors	For
Nominees:
01 Anish Bhatnagar, M.D. 02 William G. Harris

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

1.00000
322,224
FLASHID-JOB#	148,294